UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

New Mountain Guardian IV Unlevered BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	814-01639	92-0964074
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2023, New Mountain Guardian IV Unlevered BDC, L.L.C. (the “Company”) entered into an uncommitted revolving loan agreement (the “Loan Agreement”) with NMF Investments III, L.L.C., an affiliate of the Company’s investment adviser, New Mountain Finance Advisers BDC, L.L.C., as the lender (the “Lender”), and the Company, as borrower. The Loan Agreement is structured as a discretionary unsecured revolving credit facility for the Company (the “Facility”), pursuant to which the Lender agrees to consider advancing, from time to time during the Facility Period (as defined in the Loan Agreement), revolving loans to the Company. The interest rate under the Facility is 7.00% per annum (payable quarterly) and the maturity date of the Facility is December 31, 2025.

The Facility provides for maximum borrowings of up to $10.0 million aggregate outstanding principal amount at any time. The Facility permits the Company to repay any outstanding loans under the Facility in cash or in the Company’s limited liability company units, at its option, subject to compliance with applicable law, including the Investment Company Act of 1940, as amended.

The foregoing and the descriptions of the Loan Agreement and the Facility do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Uncommitted Revolving Loan Agreement, dated as of June 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN IV UNLEVERED BDC, L.L.C.

Date: June 29, 2023
	By:	/s/ Joseph W. Hartswell
		Name:	Joseph W. Hartswell
		Title:	Chief Compliance Officer and Corporate Secretary